As filed with the Securities and Exchange Commission on February 7, 2018.
===============================================================================

                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant   [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under ss. 240.14a-12


                First Trust Exchange-Traded AlphaDEX(R) Fund II
      --------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


          -------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

                   FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                                February 7, 2018

Dear Shareholders:

      I am writing to notify you of an important special meeting of the shareholders of the First Trust Taiwan AlphaDEX(R) Fund (the "Fund"), a series of First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust") (the special meeting for the Fund is referred to as the "Meeting"). The Meeting will be held at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, March 5, 2018, at 12:00 noon Central Time.

      At the Meeting, you will be asked (1) to consider and vote on a proposal (the "Proposal") to approve a change to the Fund's investment objective that would result in the replacement of its current underlying index (the NASDAQ AlphaDEX(R) Taiwan Index) with a new underlying index that would continue to provide targeted international country exposure, but would focus on India rather than Taiwan, and (2) to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. The Proposal is, in effect, a proposal to restructure the Fund. The Fund currently invests in companies that are operating in Taiwan. If shareholders approve the Proposal, the Fund would invest in certain companies listed on the National Stock Exchange of India, and its name would be changed to the First Trust India NIFTY 50 Equal Weight ETF.

      The Proposal is described in detail in the enclosed materials. The Board of Trustees of the Trust recommends that shareholders of the Fund approve the Proposal.

      YOUR VOTE IS IMPORTANT. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or over the Internet. Your prompt response will be much appreciated. We appreciate your participation in this important Meeting.

                                       Sincerely,

                                       /s/ James A. Bowen

                                       James A. Bowen
                                       Chairman of the Board


--------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (800) 284-1755 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

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

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

                   FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)

                     IMPORTANT INFORMATION FOR SHAREHOLDERS

      Shareholders of the First Trust Taiwan AlphaDEX(R) Fund (the "Fund"), a series of First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust"), are being asked to consider a proposal to change the Fund's investment objective (the "Proposal"). Changing the Fund's investment objective will replace its current underlying index (i.e., the index that it seeks to track), which focuses on Taiwan (called the NASDAQ AlphaDEX(R) Taiwan Index), with an underlying index that focuses on India (called the NIFTY 50 Equal Weight Index) and, in substance, restructure the Fund.

      While we encourage you to read all of the proxy materials, you will find a brief overview in the "Questions and Answers" ("Q&A") below. The Q&A contains limited information and should be read in conjunction with the more detailed information contained elsewhere in the Proxy Statement.

QUESTIONS AND ANSWERS

Q.    WHEN WILL THE SPECIAL MEETING FOR THE FUND BE HELD? WHO CAN VOTE?

A. The special meeting for the Fund will be held on Monday, March 5, 2018 at 12:00 noon Central Time at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. If you owned shares of the Fund at the close of business on January 29, 2018, you are entitled to vote, even if you later sold the shares.

Q.    WHY IS THE CHANGE TO THE FUND'S INVESTMENT OBJECTIVE BEING PROPOSED?

A. Shareholders are being asked to approve changing the Fund's investment objective in light of ongoing challenges tied to performance, liquidity and limited demand in the market for the Fund's shares. Since its inception in February 2012, the Fund has consistently underperformed its benchmark, the MSCI Taiwan Index, over various periods. In addition, the Fund's asset size has remained relatively small and its number of outstanding shares is currently lower than when the Fund launched.

      To address the issues described above, First Trust Advisors L.P., the Fund's investment advisor (the "Advisor"), is recommending that the Fund's investment objective be changed to effectively restructure the Fund so that it will provide equity exposure to India rather than Taiwan. Over the years, India has been one of the fastest growing large economies of the world. Changing the Fund's investment objective will permit the Fund to seek to track a new index that is designed to provide broad market exposure to the 50 largest and most liquid Indian equities listed on the National Stock Exchange of India. Although it is impossible to predict the future, based on its analysis, the Advisor believes that, over the long term, changing the Fund's investment objective (and, accordingly, replacing its underlying index) may lead to improvements in the Fund's performance, liquidity and standing in the exchange-traded fund ("ETF") marketplace. Of course, no assurance can be given that the proposed change will achieve any of these desired results. The Trust's Board of Trustees (the "Board") has approved the change and recommends that shareholders of the Fund approve the Proposal. Although the Fund's investment objective is "non-fundamental," which means that it may be changed by the Board without shareholder approval upon 60 days' written notice to shareholders, in light of the significant impact that the proposed change in investment objective would have on the Fund and its investments, shareholder approval is being sought. The Advisor will pay all costs associated with the Proxy Statement and the special meeting for the Fund.

Q. WHAT ARE THE HIGHLIGHTS OF THE FUND'S PROPOSED NEW INVESTMENT OBJECTIVE AND THE RELATED CHANGES THAT WILL OCCUR IF THE PROPOSAL IS APPROVED?

A. Briefly set forth in the table below are certain highlights of the Proposal, which, if approved, will result in a new investment objective and underlying index. The Fund's name and ticker symbol would also be changed to correspond to the new investment objective, although those modifications are not subject to shareholder approval. Additionally, although several of the Fund's principal investment risks would remain the same (since, in general terms, the Fund would continue to be an ETF that seeks to track an index providing exposure to foreign equity securities of companies in an emerging markets country), as indicated below based on currently available information, others would change. Investing in Indian securities has certain regulatory and tax implications. The Fund has applied to register in India as a Foreign Portfolio Investor (FPI) with the Securities and Exchange Board of India so that it can buy, sell and deal in Indian securities. Further, as described in more detail in the Proxy Statement and Appendix A to the Proxy Statement, in addition to certain other Indian tax implications, the Fund would be subject to tax in India on the purchase and sale of Indian securities held by the Fund, which would reduce the Fund's returns. A more detailed description of the Proposal and the related changes that are expected to occur is set forth in the Proxy Statement. Please note that the Fund's listing exchange would not change and the shares of the Fund would continue to be listed and traded on The Nasdaq Stock Market LLC.

------------------------------------  ----------------------------------------------  ----------------------------------------------
                                      CURRENT                                         IF PROPOSAL IS APPROVED
------------------------------------  ----------------------------------------------  ----------------------------------------------
NAME OF FUND AND TICKER SYMBOL        First Trust Taiwan AlphaDEX(R) Fund             First Trust India NIFTY 50 Equal Weight ETF
                                      (FTW)                                           (NFTY)
------------------------------------  ----------------------------------------------  ----------------------------------------------
INVESTMENT OBJECTIVE                  To seek investment results that                 To seek investment results that
                                      correspond generally to the price and           correspond generally to the price and
                                      yield (before the Fund's fees and               yield (before the Fund's fees and
                                      expenses) of an equity index called the         expenses) of an equity index called the
                                      NASDAQ AlphaDEX(R) Taiwan Index (the            NIFTY 50 Equal Weight Index (the "India
                                      "Taiwan Index")                                 Index")
------------------------------------  ----------------------------------------------  ----------------------------------------------
INDEX PROVIDER                        Nasdaq, Inc.                                    India Index Services & Products Limited
------------------------------------  ----------------------------------------------  ----------------------------------------------

------------------------------------  ----------------------------------------------  ----------------------------------------------
                                      CURRENT                                         IF PROPOSAL IS APPROVED
------------------------------------  ----------------------------------------------  ----------------------------------------------
BRIEF DESCRIPTION OF UNDERLYING       The Taiwan Index is designed to select          The India Index is designed to track the
INDEX                                 stocks from the NASDAQ Taiwan Index             performance of the 50 largest and most liquid
                                      (the "Base Index") that may generate            Indian securities listed on the National Stock
                                      positive alpha, or risk-adjusted                Exchange of India by investing in the
                                      returns, relative to traditional                components of the NIFTY 50 (the "Benchmark
                                      indices through the use of the                  Index"). The Benchmark Index measures the
                                      AlphaDEX(R) selection methodology.              equity performance of the top 50 companies (by
                                      (Alpha is an indication of how much an          free float market capitalization) whose equity
                                      investment outperforms or underperforms         securities trade in the Indian securities
                                      on a risk-adjusted basis relative to            markets, and is designed to reflect the
                                      its benchmark.)  The Base Index is a            overall conditions of the Indian equity market
                                      comprehensive, rules-based index                as well as the Indian economy. The India Index
                                      designed to measure stock market                selects the 50 stocks included in the
                                      performance of companies in Taiwan, as          Benchmark Index and gives each an equal weight
                                      determined by the index provider.               in the India Index.
------------------------------------  ----------------------------------------------  ----------------------------------------------
PRINCIPAL RISKS                                                                       BASED ON CURRENTLY AVAILABLE INFORMATION:
                                      Authorized Participant Concentration Risk       Authorized Participant Concentration Risk
                                      Cash Transactions Risk                          Cash Transactions Risk
                                      Currency Exchange Rate Risk                     Currency Exchange Rate Risk
                                      Cyber Security Risk                             Cyber Security Risk
                                      Depositary Receipts Risk                        Depositary Receipts Risk
                                      Emerging Markets Risk                           Emerging Markets Risk
                                      Equity Securities Risk                          Equity Securities Risk
                                                                                      Financial Companies Risk
                                      Fluctuation of Net Asset Value Risk             Fluctuation of Net Asset Value Risk
                                      Growth Stocks Investment Risk
                                      Index Constituent Risk                          Index Constituent Risk
                                                                                      India Risk
                                      Information Technology Companies Risk
                                      Market Maker Risk                               Market Maker Risk
                                      Market Risk                                     Market Risk
                                      Non-Correlation Risk                            Non-Correlation Risk
                                      Non-Diversification Risk                        Non-Diversification Risk
                                      Non-U.S. Securities and Emerging Markets Risk   Non-U.S. Securities and Emerging Markets Risk
                                                                                      Regulatory Risk
                                      Replication Management Risk                     Replication Management Risk
                                      Small Fund Risk                                 Small Fund Risk
                                      Smaller Companies Risk                          Smaller Companies Risk
                                      Taiwan Risk
                                                                                      Tax Risk
                                      Trading Issues Risk                             Trading Issues Risk
                                      Value Investment Risk
------------------------------------  ----------------------------------------------  ----------------------------------------------

Q. WILL CHANGING THE INVESTMENT OBJECTIVE FOR THE FUND RESULT IN ANY CHANGES TO THE STATED ANNUAL FUND OPERATING EXPENSES PAID BY THE FUND?

A. The Fund pays the Advisor an annual unitary management fee at a rate of 0.80% of the Fund's average daily net assets, and this rate will not change as a result of changing the investment objective. In exchange for its unitary management fee, subject to certain exclusions (such as fee payments under the Fund's investment management agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses), the Advisor is generally responsible for the Fund's expenses, including, among other things, the cost of licensing the Fund's underlying index and the Fund's custody costs. Therefore, although the cost of licensing the Fund's underlying index and the Fund's custody costs will increase if the proposed new index is implemented, the stated annual fund operating expenses paid by the Fund will not be affected. Rather, if the Proposal is approved, the Advisor will retain a smaller portion of the unitary management fee.

Q. IS CHANGING THE INVESTMENT OBJECTIVE FOR THE FUND EXPECTED TO RESULT IN ANY CHANGES TO ITS STANDARD "TRANSACTION FEES" THAT ARE IMPOSED TO CREATE AND REDEEM "CREATION UNITS" (I.E., BLOCKS OF 50,000 OF THE FUND'S SHARES)?

A. Yes. Based on current estimates, the Fund's standard "transaction fees" are expected to increase from the current amount, which is $1,600, to approximately $2,500. To help defray various transaction expenses (including, among others, brokerage costs and operational processing costs), transaction fees are typically imposed to create and redeem "creation units" of an ETF's shares. The anticipated increase in the Fund's standard transaction fees is based on the additional efforts that are expected to be required to effect creation and redemption transactions in light of the operation of the Indian securities markets and applicable provisions of Indian securities laws, which impose certain limits and restrictions on foreign investment, and various costs, including, among others, potential Indian taxes, that may be incurred. The standard transaction fees are paid to the Fund's custodian by "authorized participants" (i.e., broker-dealers and large institutional investors that have entered into "participation agreements" with First Trust Portfolios L.P., the Fund's principal underwriter, authorizing them to purchase and redeem shares directly from the Fund). These fees are then passed along to investors buying and selling shares in the secondary market as a component of the "bid-ask spread." As described in more detail in the Proxy Statement, the bid-ask spread is one of the costs that investors incur when they buy or sell shares of an ETF and is built into the market price of the shares. Accordingly, higher standard transaction fees may cause the Fund's investors to incur higher bid-ask spreads.

Q. IF THE PROPOSAL IS APPROVED, WILL THE FUND PAY BROKERAGE COMMISSIONS AND OTHER TRADING COSTS ASSOCIATED WITH ACQUIRING AND DISPOSING OF SECURITIES IN ORDER TO TRANSITION TO THE NEW UNDERLYING INDEX? COULD THE FUND RECOGNIZE GAINS AND/OR LOSSES IN CONNECTION WITH SUCH ACQUISITIONS AND DISPOSITIONS?

A. As indicated above, replacing its current underlying index will, in substance, effect a restructuring of the Fund. In order to seek to track its new underlying index, the Fund will need to acquire and dispose of securities. It is currently expected that the Fund will replace all of the securities that it holds. In general, the Fund pays trading costs, such as brokerage commissions, when it buys and sells securities (and, as indicated above, these amounts are excluded from the unitary management fee). The Advisor has agreed to pay the trading costs that are incurred when the Fund replaces the securities in its portfolio in order to transition to the new underlying index. Therefore, the Advisor will pay all brokerage commissions and other costs associated with this repositioning. However, once the new underlying index takes effect, the Fund will again be responsible for paying brokerage commissions and other trading costs on an ongoing basis. In addition, the Fund may recognize gains and/or losses as a result of disposing of the securities it holds prior to the change to the new underlying index. However, based on the Fund's current accrual of realized losses, the Fund does not anticipate making a capital gains distribution to shareholders that would be specifically tied to the transition to the new underlying index.

Q.    HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSAL?

A. At a meeting held on January 18, 2018, the Board unanimously approved and recommended that shareholders of the Fund vote "FOR" the Proposal.

Q.    IF THE PROPOSAL IS APPROVED, WHEN WILL THE CHANGES BE IMPLEMENTED?

A. If the Proposal is approved by shareholders on March 5, 2018, assuming that all other applicable requirements are satisfied, the new investment objective and related changes are expected to become effective on or about March 28, 2018. If, for any reason, it is not practicable to implement the new investment objective and related changes for the Fund in March, 2018 (even if shareholders have approved the Proposal), the next potential transition date for the Fund will occur on or about April 17, 2018.

Q.    WHAT HAPPENS IF THE PROPOSAL IS NOT APPROVED?

A. If the Proposal is not approved by the Fund's shareholders, then its current underlying index will not be replaced with the proposed index and, for the immediate term, the Fund will continue to seek to track its current index while the Advisor evaluates appropriate options. In connection with the Fund's long-term future, the Board will consider all alternatives available to the Fund, and will take such action as it deems to be in the best interests of the Fund.

Q.    MY HOLDINGS IN THE FUND ARE SMALL. WHY SHOULD I VOTE?

A. Your vote makes a difference. If enough shareholders do not vote their proxies, the Fund may not receive sufficient votes to go forward with its special meeting.

Q.    HOW DO I CAST MY VOTE?

A. You may vote over the Internet, by phone, by mail or in person at the special meeting for the Fund. To vote over the Internet or by phone, please follow the directions on your proxy card. To vote by mail, please complete, sign and send the enclosed proxy card in the enclosed postage-paid envelope. You also may vote in person at the special meeting.

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (800) 284-1755 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

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


                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

                   FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 5, 2018

February 7, 2018

To the Shareholders:

      Notice is hereby given that a Special Meeting of Shareholders (referred to as the "Meeting") of First Trust Taiwan AlphaDEX(R) Fund (the "Fund"), a series of First Trust Exchange-Traded AlphaDEX(R) Fund II, a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, March 5, 2018, at 12:00 noon Central Time, for the following purposes:

             1. To approve changing the investment objective from one that "seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Taiwan Index" to one that "seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NIFTY 50 Equal Weight Index."*


             2. To transact such other business as may properly come before the Meeting (including any adjournments or postponements).

      The close of business on January 29, 2018 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                      By Order of the Board of Trustees,

                                      /s/ W. Scott Jardine

                                      W. Scott Jardine
                                      Secretary




* The NIFTY 50 Equal Weight Index is designed to track the performance of the 50 largest and most liquid Indian securities listed on the National Stock Exchange of India by investing in the components of the "NIFTY 50."

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


                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                   FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)


                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 5, 2018

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187


                                PROXY STATEMENT

February 7, 2018

      THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT FEBRUARY 14, 2018.

      This Proxy Statement is being furnished by the Board of Trustees (the "Board") of First Trust Exchange-Traded AlphaDEX(R) Fund II, a Massachusetts business trust (the "Trust"), in connection with the solicitation by the Board of proxies to be voted at a special meeting of the shareholders of First Trust Taiwan AlphaDEX(R) Fund (the "Fund"), a series of the Trust, that will be held at 12:00 noon Central Time on Monday, March 5, 2018, at the offices of First Trust Advisors L.P., the Fund's investment advisor (the "Advisor"), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any and all adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

      As discussed in more detail below, this Proxy Statement contains a proposal to change the Fund's investment objective (the "Proposal"). In addition, such other business (if any) as may properly come before the Meeting will be transacted.

      Shareholders may vote by telephone or over the Internet by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Meeting.

        THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

      IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 5, 2018. THIS PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT:
HTTPS://WWW.FTPORTFOLIOS.COM/LOADCONTENT/GEADRCTW8RAO. THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE INTERNET AT:
HTTPS://WWW.FTPORTFOLIOS.COM/RETAIL/ETF/ETFFUNDNEWS.ASPX?TICKER=FTW. THE FUND
WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO FIRST TRUST ADVISORS L.P. AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL (800) 621-1675. YOU MAY CALL (800) 621-1675 FOR
INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

                               TABLE OF CONTENTS

SECTION                             HEADING                                PAGE

PROPOSAL:  TO CHANGE THE INVESTMENT OBJECTIVE OF THE FUND.....................3

OTHER INFORMATION............................................................16

    General Information......................................................16
    Date, Time and Place of the Meeting......................................16
    Use and Revocation of Proxies............................................16
    Voting Rights and Required Votes.........................................16
    Shares Outstanding.......................................................17
    Share Ownership of Certain Beneficial Owners.............................17
    Share Ownership of Trustees and Executive Officers.......................18
    The Advisor..............................................................18
    Other Service Providers..................................................19
    Delivery of Certain Documents............................................19
    Submission of Shareholder Proposals......................................19

OTHER MATTERS TO COME BEFORE THE MEETING.....................................19

APPENDIX A: INDIA TAX CONSIDERATIONS........................................A-1

              PROPOSAL: TO CHANGE THE INVESTMENT OBJECTIVE OF THE
                                      FUND

DISCUSSION OF THE PROPOSAL

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

      Shareholders are being asked to approve a change to the investment objective of the Fund. The current investment objective and the proposed investment objective are set forth below:

---------------------------------------  ---------------------------------------
CURRENT INVESTMENT OBJECTIVE             PROPOSED INVESTMENT OBJECTIVE
---------------------------------------  ---------------------------------------
To seek investment results that          To seek investment results that
correspond generally to the price        correspond generally to the price
and yield (before the Fund's fees        and yield (before the Fund's fees
and expenses) of an equity index         and expenses) of an equity index
called the NASDAQ AlphaDEX(R) Taiwan     called the NIFTY 50 Equal Weight
Index (the "Taiwan Index").              Index (the "India Index").
---------------------------------------  ---------------------------------------

      At the recommendation of the Advisor, at a meeting held on January 18, 2018, the Board unanimously approved, and recommends that shareholders approve, a change to the Fund's investment objective that would replace the Taiwan Index with the India Index. To support its recommendation, the Advisor prepared, and provided to the Board, materials pertaining to the India Index, including, among other things, information about its methodology, a hypothetical portfolio, and hypothetical performance data. Although the Fund's investment objective is "non-fundamental," which means that it may be changed by the Board without shareholder approval upon 60 days' written notice to shareholders, because the proposed change in investment objective is, in effect, a proposal to restructure the Fund, shareholder approval is being sought. Accordingly, although it has been approved by the Board, the Proposal will not be implemented unless it is also approved by shareholders.

      The Fund is an index-based exchange-traded fund and, as such, it currently seeks to track the Taiwan Index. The Taiwan Index is owned, developed, maintained and sponsored by Nasdaq, Inc. (the "Taiwan Index Provider"). Currently, to pursue its investment objective, the Fund normally invests at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Taiwan Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Taiwan Index. As such, the Fund invests in securities issued by companies operating in Taiwan, as classified by the Taiwan Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.

      If the Proposal is approved, the Fund's investment objective will be changed and, instead of seeking to track the Taiwan Index, the Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the India Index, which is owned, developed, maintained and sponsored by India Index Services & Products Limited (the "India Index Provider"), and, using an indexing investment approach, will attempt to replicate, before fees and expenses, the performance of the India Index. Accordingly, rather than focusing on companies that operate in Taiwan, the Fund would invest in certain companies that are listed on the National Stock Exchange of India ("NSE"). As a related matter, to be consistent with its new objective, if the Proposal is approved, the name of the Fund would be changed to the First Trust India NIFTY 50 Equal Weight ETF and its ticker symbol would be changed to NFTY; the change to the Fund's name has been approved by the Board, but the changes to the Fund's name and ticker symbol are not subject to shareholder approval. The Fund's shares would continue to be listed and traded on The Nasdaq Stock Market LLC ("Nasdaq").

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THE FUND'S PROPOSED NEW INVESTMENT OBJECTIVE?

      Shareholders are being asked to approve changing the Fund's investment objective in light of ongoing challenges tied to performance, liquidity and limited demand in the market for the Fund's shares. Since its inception in February 2012, the Fund has consistently underperformed its benchmark, the MSCI Taiwan Index, over various periods. In addition, the Fund's asset size has remained relatively small and its number of outstanding shares is currently lower than when the Fund launched.

      The Advisor believes, based on its review of the methodology and hypothetical performance of the India Index, that the Fund and its shareholders may benefit over the long term if the Taiwan Index is replaced with the India Index. In this regard, the Advisor has focused on certain attributes of the India Index, including the following:

      o The India Index is based on the "NIFTY 50", which began in 1995 tracking the performance of the 50 largest and most liquid Indian securities listed on the NSE. The NIFTY 50 has become the benchmark index of India, reflecting the overall conditions of the Indian equity market as well as the Indian economy. Over the years, the NIFTY 50 has become the most widely used benchmark for exchange-traded products in the Indian equity market.

      o Over the years, India has been one of the fastest growing large economies of the world.

      o The India Index was launched in April 2017 to provide more diversified exposure to the components of the NIFTY 50 by applying equal-weighting to them. Equal-weighting may help to provide balanced exposure to stocks and sectors by preventing an index from being dominated by a small number of large stocks.

      Although it is impossible to predict the future, based on its analysis, the Advisor believes that, over the long term, replacing the Taiwan Index with the India Index may lead to improvements in the Fund's performance, liquidity and standing in the exchange-traded fund ("ETF") marketplace. Of course, no assurance can be provided that implementing the India Index will achieve any of these desired results.

IF THE PROPOSAL IS APPROVED, HOW WILL THE FUND'S INVESTMENTS AND UNDERLYING INDEX CHANGE?

      Changing the Fund's investment objective will change the underlying index that it seeks to track and, therefore, the securities in which it invests. As stated above, the Proposal is, in effect, a proposal to restructure the Fund. Accordingly, it is expected to result in the replacement of all of the Fund's current investments.

      Set forth below is a comparison of certain key features of the Taiwan Index and the India Index. You should be aware, however, that the descriptions provided are not exhaustive, but rather are intended to briefly summarize certain significant aspects of each underlying index.

------------------------------------  ----------------------------------------------  ----------------------------------------------
                                      TAIWAN INDEX                                    INDIA INDEX
------------------------------------  ----------------------------------------------  ----------------------------------------------
BRIEF DESCRIPTION                     The Taiwan Index is designed to select stocks    The India Index is designed to track the
                                      from the NASDAQ Taiwan Index (the "Taiwan Base   performance of the 50 largest and most
                                      Index") that may generate positive alpha, or     liquid Indian securities listed on the NSE
                                      risk-adjusted returns, relative to traditional   by investing in the components of the NIFTY
                                      indices through the use of the AlphaDEX(R)       50 (the "India Benchmark Index"). The India
                                      selection methodology. Alpha is an indication    Benchmark Index measures the equity
                                      of how much an investment outperforms or         performance of the top 50 companies (by free
                                      underperforms on a risk-adjusted basis           float market capitalization) whose equity
                                      relative to its benchmark. The Taiwan Base       securities trade in the Indian securities
                                      Index is a comprehensive, rules-based index      markets, and is designed to reflect the
                                      designed to measure stock market performance     overall conditions of the Indian equity
                                      of companies in Taiwan, as determined by the     market as well as the Indian economy. The
                                      index provider.                                  India Index selects the 50 stocks included
                                                                                       in the India Benchmark Index and gives each
                                                                                       an equal weight in the India Index.
------------------------------------  ----------------------------------------------  ----------------------------------------------
SECURITY SELECTION                    The selection universe for the Taiwan Index     As indicated above, the India Index selects
                                      begins with all stocks in the Taiwan Base       the 50 stocks included in the India
                                      Index, and stocks that do not meet certain      Benchmark Index and gives each an equal
                                      criteria are removed. The remaining stocks      weight in the India Index.
                                      are then ranked on both growth and value
                                      factors. Each stock receives the best style
                                      rank from this step as its selection score.
                                      The top 40 stocks based on the selection
                                      score comprise the "selected stocks." The
                                      selected stocks are then split into
                                      quintiles based on their selection score,
                                      with higher scoring quintiles receiving a
                                      greater weight in the Taiwan Index. Certain
                                      sector weighting constraints are then
                                      applied.
------------------------------------  ----------------------------------------------  ----------------------------------------------
RECENT RELEVANT INDEX DATA            AS OF DECEMBER 29, 2017:                        AS OF DECEMBER 29, 2017:

                                      Number of Holdings:                               Number of Holdings:
                                               40                                                50

                                      Maximum Market Capitalization:                    Maximum Market Capitalization:
                                               $200.42 Billion                                   $93.81 Billion

                                      Median Market Capitalization:                     Median Market Capitalization:
                                               $6.03 Billion                                     $17.49 Billion

                                      Minimum Market Capitalization:                    Minimum Market Capitalization:
                                               $2.11 Billion                                     $6.01 Billion

                                      Top Sector Exposure (%):                          Top Sector Exposure (%):
                                               Information Technology   51.1%              Financials                     20.0%
                                               Financials               19.5%              Materials                      14.0%
                                               Materials                16.0%              Consumer Discretionary         14.0%
                                               Industrials               6.2%              Energy                         12.0%
                                               Consumer Discretionary    5.5%              Health Care                    10.0%
                                               Consumer Staples          1.8%              Information Technology         10.0%
                                                                                           Industrials                     6.0%
                                                                                           Utilities                       6.0%
                                                                                           Consumer Staples                4.0%
                                                                                           Telecommunication Services      4.0%
------------------------------------  ----------------------------------------------  ----------------------------------------------

------------------------------------  ----------------------------------------------  ----------------------------------------------
                                      TAIWAN INDEX                                    INDIA INDEX
------------------------------------  ----------------------------------------------  ----------------------------------------------
SCHEDULED COMPONENT                   The Taiwan Index is reconstituted and           The India Index is rebalanced quarterly in
CHANGES                               rebalanced on a semi-annual basis as of the     February, May, August and November. The
                                      last business day of June and December.         India Index is reconstituted semi-annually
                                                                                      along with the India Benchmark Index.
                                                                                      Reconstitutions take place in February and
                                                                                      August. During the year, off-cycle
                                                                                      rebalancing and reconstitution of the India
                                                                                      Index may be initiated under certain
                                                                                      circumstances.
------------------------------------  ----------------------------------------------  ----------------------------------------------

IF THE PROPOSAL IS APPROVED, WILL THE FUND'S PRINCIPAL RISKS CHANGE?

      Yes. Although several of the Fund's principal risks would remain the same (since, in general terms, the Fund would continue to be an ETF that seeks to track an index providing exposure to foreign equity securities of companies in an emerging markets country), others would change. As indicated below, investments in Taiwan and India carry distinct country-specific risks. In addition, in connection with its stock selection process, the Taiwan Index starts with the Taiwan Base Index and specifically utilizes value and growth factors while, as indicated above, the India Index selects the 50 stocks included in the India Benchmark Index and gives each an equal weight in the India Index. Additionally, investing in Indian securities has certain regulatory and tax implications. The Fund has applied to register in India as a Foreign Portfolio Investor (FPI) with the Securities and Exchange Board of India so that it can buy, sell and deal in Indian securities. Moreover, in addition to certain other Indian tax implications, the Fund would be subject to tax in India on the purchase and sale of Indian securities held by the Fund, which would reduce the Fund's returns. For more information, please see "Regulatory Risk" and "Tax Risk" below, as well as Appendix A, which contains a more detailed discussion of Indian tax consequences. Further, based on current information pertaining to sector exposure (which is subject to change from time to time), the Taiwan Index reflects a 51.1% allocation to information technology while, for the India Index, allocation to information technology is 10% and the largest allocation, at 20%, is to financials. Of course, in any event, (1) you could lose money by investing in the Fund; (2) an investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency; and (3) there can be no assurance that the Fund's investment objective will be achieved.

      The following chart compares the principal risks currently associated with investing in the Fund (as identified in the Fund's current prospectus) and, based on currently available information, the principal risks that would be associated with investing in the Fund if the Proposal is approved by shareholders. More detailed explanations of each principal risk (along with an indication as to whether it is (1) identified in the Fund's current prospectus ("Current"), (2) applicable to the Proposal, or (3) both identified in the Fund's current prospectus and applicable to the Proposal ("Current & Proposal")), are provided immediately below the chart.

------------------------------------------------  ---------------------------  ---------------------------------
PRINCIPAL RISK                                        CURRENT--INVESTMENT          IF PROPOSAL IS APPROVED--
                                                        OBJECTIVE BASED              INVESTMENT OBJECTIVE
                                                        ON TAIWAN INDEX            BASED ON INDIA INDEX AND
                                                                                CURRENTLY AVAILABLE INFORMATION
------------------------------------------------  ---------------------------  ---------------------------------
Authorized Participation Concentration Risk                    X                               X
------------------------------------------------  ---------------------------  ---------------------------------
Cash Transactions Risk                                         X                               X
------------------------------------------------  ---------------------------  ---------------------------------
Currency Exchange Rate Risk                                    X                               X
------------------------------------------------  ---------------------------  ---------------------------------

------------------------------------------------  ---------------------------  ---------------------------------
PRINCIPAL RISK                                        CURRENT--INVESTMENT          IF PROPOSAL IS APPROVED--
                                                        OBJECTIVE BASED              INVESTMENT OBJECTIVE
                                                        ON TAIWAN INDEX            BASED ON INDIA INDEX AND
                                                                                CURRENTLY AVAILABLE INFORMATION
------------------------------------------------  ---------------------------  ---------------------------------
Cyber Security Risk                                            X                               X
------------------------------------------------  ---------------------------  ---------------------------------
Depositary Receipts Risk                                       X                               X
------------------------------------------------  ---------------------------  ---------------------------------
Emerging Markets Risk                                          X                               X
------------------------------------------------  ---------------------------  ---------------------------------
Equity Securities Risk                                         X                               X
------------------------------------------------  ---------------------------  ---------------------------------
Financial Companies Risk                                                                       X
------------------------------------------------  ---------------------------  ---------------------------------
Fluctuation of Net Asset Value Risk                            X                               X
------------------------------------------------  ---------------------------  ---------------------------------
Growth Stocks Investment Risk                                  X
------------------------------------------------  ---------------------------  ---------------------------------
Index Constituent Risk                                         X                               X
------------------------------------------------  ---------------------------  ---------------------------------
India Risk                                                                                     X
------------------------------------------------  ---------------------------  ---------------------------------
Information Technology Companies Risk                          X
------------------------------------------------  ---------------------------  ---------------------------------
Market Maker Risk                                              X                               X
------------------------------------------------  ---------------------------  ---------------------------------
Market Risk                                                    X                               X
------------------------------------------------  ---------------------------  ---------------------------------
Non-Correlation Risk                                           X                               X
------------------------------------------------  ---------------------------  ---------------------------------
Non-Diversification Risk                                       X                               X
------------------------------------------------  ---------------------------  ---------------------------------
Non-U.S. Securities and Emerging Markets Risk                  X                               X
------------------------------------------------  ---------------------------  ---------------------------------
Regulatory Risk                                                                                X
------------------------------------------------  ---------------------------  ---------------------------------
Replication Management Risk                                    X                               X
------------------------------------------------  ---------------------------  ---------------------------------
Small Fund Risk                                                X                               X
------------------------------------------------  ---------------------------  ---------------------------------
Smaller Companies Risk                                         X                               X
------------------------------------------------  ---------------------------  ---------------------------------
Taiwan Risk                                                    X
------------------------------------------------  ---------------------------  ---------------------------------
Tax Risk                                                                                       X
------------------------------------------------  ---------------------------  ---------------------------------
Trading Issues Risk                                            X                               X
------------------------------------------------  ---------------------------  ---------------------------------
Value Investment Risk                                          X
------------------------------------------------  ---------------------------  ---------------------------------

      Explanation of Principal Risks Listed Above
      -------------------------------------------

      Authorized Participant Concentration Risk (Current & Proposal). Only an "authorized participant" may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting.

      Cash Transactions Risk (Current & Proposal). The Fund will, under most circumstances, effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

      Currency Exchange Rate Risk (Current & Proposal). Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. Because the

Fund's net asset value is determined in U.S. dollars, the Fund's net asset value could decline if the relevant currency depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in such currency, increases. As a result, the value of an investment in the Fund may change quickly and without warning and shareholders of the Fund may lose money.

      Cyber Security Risk (Current & Proposal). As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

      Depositary Receipts Risk (Current & Proposal). Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

      Emerging Markets Risk (Current & Proposal). An investment in emerging market countries involves certain further risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems.

      Equity Securities Risk (Current & Proposal). Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

      Financial Companies Risk (Proposal). Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

      Fluctuation of Net Asset Value Risk (Current & Proposal). The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on Nasdaq. The Fund's investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on Nasdaq at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in creation units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

      Growth Stocks Investment Risk (Current). Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

      Index Constituent Risk (Current & Proposal). The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below the Fund's net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.

      India Risk (Proposal). In general, non-U.S. securities are subject to higher volatility than securities of U.S. issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks are heightened when investing in Indian securities compared with investments in more developed countries. Investment in Indian securities involves risks in addition to those associated with investments in securities of issuers in more developed countries, which may adversely affect the value of the Fund's assets. Such heightened risks include, among others, political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. In addition, religious and border disputes persist in

India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. India is also located in a part of the world that has historically been prone to natural disasters. Any such disaster could have a significant impact on the Indian securities markets and the value of the Fund's shares. The securities market of India is considered an emerging market that is characterized by a small number of listed companies that have significantly smaller market capitalizations, greater price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance and substantially less liquidity than companies in more developed markets. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in the securities of Indian companies, the purchase and sale prices for such securities, and the timing of purchases and sales. Certain restrictions on foreign investment may decrease the liquidity of the Fund's portfolio, subject the Fund to higher transaction costs, or inhibit the Fund's ability to track the India Index. The Fund's investments in securities of issuers located or operating in India, as well as its ability to track the India Index, also may be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India. In addition, a natural or other disaster could occur in India that could affect the Indian economy or operations of the Fund, causing an adverse impact on the Fund.

      Information Technology Companies Risk (Current). Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

      Market Maker Risk (Current & Proposal). If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on Nasdaq, which could result in a decrease in value of the Fund's shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

      Market Risk (Current & Proposal). Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

      Non-Correlation Risk (Current & Proposal). The Fund's return may not match the return of its underlying index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the underlying index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the underlying index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the underlying index or the ratios between the securities included in the underlying index. To the extent the Fund calculates its net asset value based on fair value prices and the value of its underlying index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its underlying index is not based on fair value prices), the Fund's ability to track its underlying index may be adversely affected.

      Non-Diversification Risk (Current & Proposal). The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

      Non-U.S. Securities and Emerging Markets Risk (Current & Proposal). Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

      Regulatory Risk (Proposal). The Fund has applied to register in India as a Foreign Portfolio Investor ("FPI") with the Securities and Exchange Board of India. Only while maintaining FPI registration would the Fund be able to buy, sell or deal in Indian securities. Investments by FPIs in Indian securities are subject to certain limits and restrictions under the applicable law, and the applications of such limits and restrictions could adversely impact the ability of the Fund to make investments in India.

      Replication Management Risk (Current & Proposal). The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its underlying index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

      Small Fund Risk (Current & Proposal). The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

      Smaller Companies Risk (Current & Proposal). Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

      Taiwan Risk (Current). Certain characteristics of Taiwan's economy and geographic location subject the Fund to certain risks. Taiwan is a small island state with few raw material resources and limited land area and thus it relies heavily on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan's economy is also intricately linked with economies of other Asian countries, which are often emerging market economies that often experience over-extensions of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment and fluctuations in inflation. Political and social unrest in other Asian countries could cause further economic and market uncertainty in Taiwan. In particular, the Taiwanese economy is dependent on the economies of Japan and China, and also the United States, and a reduction in purchases by any of them of Taiwanese products and services or negative changes in their economies would likely have an adverse impact on the Taiwanese economy. Taiwan's geographic proximity to the People's Republic of China and Taiwan's history of political contention with China have resulted in ongoing tensions with China, including the continual risk of military conflict with China. These tensions may materially affect the Taiwanese economy and securities markets.

      Tax Risk (Proposal). The Fund will be subject to tax in India on the purchase and sale of Indian securities held by the Fund, which will reduce the Fund's returns. The Fund will be required to pay a Securities Transaction Tax ("STT") of 0.1% of the transaction value on each purchase and sale of shares on the stock exchanges in India. In addition, under current provisions of Indian tax law, the income of the Fund in India from the sale or transfer of shares will be classified as capital gains, and the Fund will be required to pay capital gains tax on such income. In the case of the sale of listed shares held by the Fund for more than one year, the income would be classified as long term capital gains and would currently be exempt from tax provided the shares were sold on the stock exchange and subjected to STT. The aforesaid exemption from long term capital gains tax would be available with respect to shares acquired on or after October 1, 2004 only if on such acquisition STT was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issue, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified. It is proposed by the Finance Bill, 2018 to withdraw the long term capital gains exemption beginning April 1, 2018. Long term capital gains on the sale of listed shares in excess of INR 0.1 million are proposed to be taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long term capital gains accruing as of January 31, 2018 are proposed to be grandfathered. The new provisions, once enacted, will be effective April 1, 2018. In the case of the sale of listed shares held by the Fund for one year or less, the income would be classified as short-term capital gains and would be taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. It is proposed by the Finance Bill, 2018 to increase the cess imposed on the sum of tax and surcharge from 3% to 4%. Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains would be taxed at 10% (plus applicable surcharge and cess) and short-term capital gains would be taxed at 30% (plus applicable surcharge and cess). (For additional information relating to India tax considerations, please see Appendix A.)

      Trading Issues Risk (Current & Proposal). Although the shares of the Fund are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on Nasdaq may be halted due to market conditions or for reasons that, in the view of Nasdaq, make trading in shares inadvisable. In addition, trading in shares on Nasdaq is subject to trading halts caused by extraordinary market volatility pursuant to Nasdaq "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund's shares, and authorized participants are not obligated to submit purchase or redemption orders for creation units. There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

      Value Investment Risk (Current). The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

IF THE PROPOSAL IS APPROVED, WILL IT RESULT IN ANY CHANGES TO THE STATED ANNUAL FUND OPERATING EXPENSES PAID BY THE FUND?

      The Fund pays the Advisor an annual unitary management fee at a rate of 0.80% of the Fund's average daily net assets, and this rate will not change as a result of changing the investment objective. In exchange for its unitary management fee, subject to certain exclusions (such as fee payments under the Fund's investment management agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses), the Advisor is generally responsible for the Fund's expenses, including, among other things, the cost of licensing the Fund's underlying index and the Fund's custody costs. Therefore, although the cost of licensing the Fund's underlying index and the Fund's custody costs will increase if the proposed new index is implemented, the stated annual fund operating expenses paid by the Fund will not be affected. Rather, if the Proposal is approved, the Advisor will retain a smaller portion of the unitary management fee.

IF THE PROPOSAL IS APPROVED, IS IT EXPECTED TO RESULT IN ANY CHANGES TO THE STANDARD "TRANSACTION FEES" THAT ARE IMPOSED TO CREATE AND REDEEM "CREATION UNITS" (I.E., BLOCKS OF 50,000 OF THE FUND'S SHARES)?

      Yes. Based on current estimates, if the Proposal is approved, the Fund's standard "transaction fees" are expected to increase as described below.

-----------------------------  ---------------  --------------------------------
TRANSACTION FEE                CURRENT          IF PROPOSAL IS APPROVED
-----------------------------  ---------------  --------------------------------
Creation Transaction Fee       $1,600           $2,500 (estimated)
-----------------------------  ---------------  --------------------------------
Redemption Transaction Fee     $1,600           $2,500 (estimated)
-----------------------------  ---------------  --------------------------------

To help defray various transaction expenses (including, among others, brokerage costs and operational processing costs), transaction fees are typically imposed to create and redeem "creation units" of an ETF's shares. The anticipated increase described above is based on the additional efforts that are expected to be required to effect creation and redemption transactions in light of the operation of the Indian securities markets and applicable provisions of Indian securities laws, which impose certain limits and restrictions on foreign investment, and various costs, including, among others, potential Indian taxes, that may be incurred.

      The Fund issues and redeems shares on a continuous basis, only in "creation units" consisting of 50,000 shares. The Fund's shares can only be purchased and redeemed directly from the Fund by "authorized participants" (i.e., broker-dealers and large institutional investors that have entered into "participation agreements" with First Trust Portfolios L.P., the Fund's principal underwriter, authorizing them to purchase and redeem shares directly from the Fund). In connection with purchases of shares of the Fund, authorized participants are required to pay a standard creation transaction fee (the "Creation Transaction Fee") to the Fund's custodian, regardless of the number of creation units. Similarly, a standard redemption transaction fee (the "Redemption Transaction Fee") is imposed and paid to the Fund's custodian in connection with redemption transactions.

      Creation Transaction Fees and Redemption Transaction Fees (collectively, "Transaction Fees") are passed along to investors when they buy and sell Fund shares in the secondary market as a component of the "bid-ask spread" - one of the costs that investors in ETFs incur. The bid-ask spread, which is generally the difference between the "bid price" and the "ask price" of a security, is built into the market price of an ETF's shares. The bid price is generally the highest price that an investor (for example, an authorized participant) is willing to pay to buy a security from another investor. Conversely, the ask price is generally the lowest price that an investor will accept to sell a security to another investor. Transaction Fees are typically one of the factors that will influence an ETF's bid-ask spread.

      Currently, the Fund's standard Creation Transaction Fee and standard Redemption Transaction Fee are each $1,600. As indicated above, changing to an index that focuses on India is expected to introduce increased complexity and potential costs to creation and redemption transactions. Accordingly, in light of the additional efforts that are expected to be required and costs that may be incurred, based on current estimates, the standard Creation Transaction Fee and the standard Redemption Transaction Fee are each expected to increase to approximately $2,500. Higher standard Transaction Fees may cause the Fund's investors to incur higher bid-ask spreads, which will be built into the prices at which they buy and sell shares of the Fund on the applicable securities exchange (i.e., Nasdaq).

IF THE PROPOSAL IS APPROVED, WILL THE FUND PAY BROKERAGE COMMISSIONS AND OTHER TRADING COSTS ASSOCIATED WITH ACQUIRING AND DISPOSING OF SECURITIES IN ORDER TO TRANSITION TO THE INDIA INDEX? COULD THE FUND RECOGNIZE GAINS AND/OR LOSSES IN CONNECTION WITH SUCH ACQUISITIONS AND DISPOSITIONS?

      As indicated above, replacing the Taiwan Index with the India Index will, in substance, effect a restructuring of the Fund. In order to seek to track the India Index, the Fund will need to acquire and dispose of securities. It is currently expected that the Fund will replace all of the securities that it holds. In general, the Fund pays trading costs, such as brokerage commissions, when it buys and sells securities (and, as indicated above, these amounts are excluded from the unitary management fee). The Advisor has agreed to pay the trading costs that are incurred when the Fund replaces the securities in its portfolio in order to transition to the India Index. Therefore, the Advisor will pay all brokerage commissions and other costs associated with this repositioning. However, once the India Index takes effect, the Fund will again be responsible for paying brokerage commissions and other trading costs on an ongoing basis. In addition, the Fund may recognize gains and/or losses as a result of disposing of the securities it holds prior to the change to the India Index. However, based on the Fund's current accrual of realized losses, the Fund does not anticipate making a capital gains distribution to shareholders that would be specifically tied to the transition to the India Index.

IF THE PROPOSAL IS APPROVED, WHEN WILL THE CHANGES BE IMPLEMENTED?

      If the Proposal is approved by shareholders on March 5, 2018, assuming that all other applicable requirements are satisfied, the new investment objective and related changes are expected to become effective on or about March 28, 2018. If, for any reason, it is not practicable to implement the new investment objective and related changes for the Fund in March, 2018 (even if shareholders have approved the Proposal), the next potential transition date for the Fund will occur on or about April 17, 2018.

CONCLUSION

      The Advisor has recommended, and the Board has approved, changing the Fund's investment objective to one that seeks investment results that track the India Index. At a meeting held on January 18, 2018, the Board approved changing the Fund's investment objective based upon, among other things, the following factors:

      o The Advisor's belief that, over the long term, changing the Fund's investment objective (and, accordingly, replacing its underlying index) may lead to improvements in the Fund's performance, liquidity and standing in the ETF marketplace, including the potential for increasing the size of the Fund;

      o The Advisor's statements that, while shareholders would no longer have exposure to investments in Taiwan, the Fund would continue to be an ETF that seeks to track an index providing exposure to foreign equity securities in an emerging markets country;

      o A consideration of the differences and similarities between the risks that apply to a Fund whose underlying index is the Taiwan Index and those that would apply to a Fund whose underlying index is the India Index, including certain tax considerations related to investing in India;

      o The Advisor's recommendation to seek shareholder approval to change the Fund's investment objective (and, accordingly, replace its underlying index) and the Advisor's agreement to bear all the costs associated with the proxy solicitation and the Meeting;

      o The Advisor's agreement to pay all brokerage commissions and other costs associated with repositioning the Fund to the India Index;

      o The Advisor's statement that based on the Fund's current accrual of realized losses, it does not anticipate the Fund having to make a capital gains distribution to shareholders that would be specifically tied to a transition to the India Index; and

      o The Fund pays a unitary management fee, the Fund's unitary management fee rate will not change as a result of changing its investment objective, and although the cost of licensing the Fund's underlying index and the Fund's custody costs will increase if the proposed new index is implemented, the stated annual fund operating expenses paid by the Fund will not be affected.

      If shareholders do not approve the Proposal, then the Taiwan Index will not be replaced with the India Index and, for the immediate term, the Fund will continue to seek to track the Taiwan Index while the Advisor evaluates appropriate options. In connection with the Fund's long-term future, the Board will consider all alternatives available to the Fund, and will take such action as it deems to be in the best interests of the Fund.

   THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR"
            THE PROPOSED CHANGE TO THE FUND'S INVESTMENT OBJECTIVE.

                               OTHER INFORMATION

GENERAL INFORMATION

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Trust, as well as affiliates of such service providers. A proxy solicitation firm, AST Fund Solutions, LLC, has also been engaged to solicit proxies at a cost which is expected to be a total of approximately $4,500. The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne entirely by the Advisor. The Advisor will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the Fund.

DATE, TIME AND PLACE OF THE MEETING

      The Meeting will be held on Monday, March 5, 2018, at 12:00 noon Central Time at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

USE AND REVOCATION OF PROXIES

      For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. ACCORDINGLY, UNLESS INSTRUCTIONS TO THE CONTRARY ARE MARKED THEREON, A PROPERLY EXECUTED AND RETURNED PROXY WILL BE VOTED FOR THE PROPOSAL, AND AT THE DISCRETION OF THE NAMED PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, AS DEEMED APPROPRIATE. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her or its shares in person, or by timely submitting a revocation or a later-dated proxy. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of share ownership to be admitted to the Meeting or to inspect the list of shareholders.

VOTING RIGHTS AND REQUIRED VOTES

      Each shareholder will be entitled to one vote for each share owned by the shareholder, and each fractional share will be entitled to a proportionate fractional vote.

      A quorum of shareholders is necessary to hold a meeting of shareholders. Under the Trust's By-Laws, the holders of shares representing thirty-three and a third percent (33-1/3%) of the voting power of the outstanding shares entitled to vote present in person or by proxy will generally constitute a quorum at any meeting of shareholders; however, where a vote is to be taken by individual funds (as in case of the Proposal), then shares representing thirty-three and a third percent (33-1/3%) of the voting power of the aggregate number of shares of that fund will be necessary to constitute a quorum for the transaction of business by that fund. For the purposes of establishing whether a quorum is present with respect to a fund, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the person presiding thereat, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, if a quorum is not present with respect to such matter. Any meeting of shareholders may, by motion of the person presiding thereat, be adjourned with respect to one or matters to be considered at such meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned, and voting on the adjournment, without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

      Broker-dealer firms holding shares in "street name" for the benefit of their customers and clients may request voting instructions from such customers and clients. Because broker-dealers may be subject to rules which will not permit them to vote your shares without instructions, you are encouraged to contact your broker-dealer and record your voting instructions.

      To become effective for the Fund, the Proposal must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund for this purpose, as defined in the 1940 Act, means the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or
(ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the Proposal, abstentions and broker non-votes will have the effect of a vote against the Proposal.

SHARES OUTSTANDING

      Only holders of record of shares at the close of business on January 29, 2018 (the "Record Date") are entitled to vote on the Proposal at the Meeting. As of the close of business on the Record Date, there were 50,002 shares outstanding of the Fund.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of the Record Date, no person is known by the Trust to have beneficially owned more than 5% of the shares outstanding of the Fund except as set forth in the chart below. A shareholder owning beneficially more than 25% of the Fund's voting securities may be deemed to "control" (as defined in the 1940
Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders. Information as to beneficial ownership is based on securities position listing reports as of the Record Date. The Trust does not have any knowledge of who the ultimate beneficiaries are of the Fund's shares outstanding.

                                           SHARES             PERCENTAGE OF
        NAME AND ADDRESS OF             BENEFICIALLY        SHARES OUTSTANDING
         BENEFICIAL OWNER                   OWNED                 OWNED

J.P. Morgan Securities LLC/JPMC         16,591 Shares             33.18%
500 Stanton Christiana Road, OPS 4
Floor: 03
Newark, Delaware 19713-2107

National Financial Services, LLC        7,488 Shares              14.98%
499 Washington Blvd
Jersey City, NJ 07310

Goldman Sachs & Co. LLC                 6,892 Shares              13.78%
30 Hudson Street
Jersey City, NJ 07302

E*Trade Securities LLC                  2,917 Shares              5.83%
1271 Avenue of the Americas
14th Floor
New York, NY 10020

SHARE OWNERSHIP OF TRUSTEES AND EXECUTIVE OFFICERS

      The number of shares of the Fund beneficially owned as of December 31, 2017 by (a) the Trustees (including the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust (such Trustees, the "Independent Trustees") and the Trustee who is not an Independent Trustee (the "Interested Trustee") and (b) the Trustees and executive officers of the Trust as a group, is set forth below.

     ----------------------------------------------  -----------------------
     NAME                                               NUMBER OF SHARES
     ----------------------------------------------  -----------------------
     INTERESTED TRUSTEE
     ----------------------------------------------  -----------------------
     James A. Bowen                                           None
     ----------------------------------------------  -----------------------
     INDEPENDENT TRUSTEES
     ----------------------------------------------  -----------------------
     Richard E. Erickson                                      None
     ----------------------------------------------  -----------------------
     Thomas R. Kadlec                                         None
     ----------------------------------------------  -----------------------
     Robert F. Keith                                          None
     ----------------------------------------------  -----------------------
     Niel B. Nielson                                          None
     ----------------------------------------------  -----------------------
     TRUSTEES AND EXECUTIVE OFFICERS AS A GROUP               None
     ----------------------------------------------  -----------------------

      As of December 31, 2017, (a) the Trustees and (b) the Trustees and executive officers of the Trust as a group, beneficially owned none of the total shares outstanding of the Fund. The information as to beneficial ownership is based on statements furnished by each Trustee and executive officer.

THE ADVISOR

       First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund and, as such, is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of its portfolio. The Advisor is an Illinois limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of the Advisor and the sole Interested Trustee of the Trust.

OTHER SERVICE PROVIDERS

      First Trust Portfolios L.P., the principal underwriter of the Fund's shares, is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Brown Brothers Harriman & Co., the Fund's administrator, accounting agent, custodian, and transfer agent, is located at 50 Post Office Square, Boston, Massachusetts 02110.

DELIVERY OF CERTAIN DOCUMENTS

      Annual reports will be sent to shareholders of record of the Fund. The Trust will furnish, without charge, a copy of the Fund's annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Trust at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

      Please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of the Fund who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Trust at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

SUBMISSION OF SHAREHOLDER PROPOSALS

      The Trust is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Trust is not required to hold, and does not hold, annual meetings. However, special meetings of shareholders of the Fund may be called as required by the 1940 Act, or as required or permitted by the Trust's Declaration of Trust and By-Laws.

      Because the Fund does not hold annual shareholders' meetings, the anticipated date of the next shareholders' meeting (if any) cannot be provided. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders' meeting should send written proposals to the Trust's Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before the Fund begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (800) 284-1755 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                                   APPENDIX A

                            INDIA TAX CONSIDERATIONS

      Please note that the tax implications in this section are based on the current provisions of the Indian Income-tax Act, 1961 (the "ITA"), and the regulations thereunder, and the judicial and administrative interpretations thereof, which are subject to change or modification by subsequent legislative, regulatory, administrative or judicial decisions. Any such changes could have different tax implications. This Indian tax summary is of a general nature only pertaining to taxation of the Fund if the Proposal is approved and is not intended to be, nor should it be construed to be, legal or tax advice to any particular investor, and no representations concerning the tax consequences to any particular investor are made. No assurance can be given that the terms of the ITA will not be subject to change or renegotiation in the future, nor that any change would not have a material adverse effect on the Fund. In addition, there can be no assurance that the ITA will continue in full force and effect for the duration of the existence of the Fund. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow. Accordingly, you should consult with your own tax advisor(s) with respect to Indian tax matters.

GENERAL

      The basis of charge of Indian income-tax depends upon the residential status of the taxpayer during a tax year, as well as the nature of the income earned. The Indian tax year runs from April 1 until March 31. A person who is an Indian tax resident is liable to taxation in India on worldwide income, subject to certain tax exemptions, which are afforded under the provisions of the ITA. A person who is treated as non-resident for Indian income-tax purposes generally is subject to tax in India only on such person's Indian-sourced income. A person will be subject to taxation in India only if it is a resident of India or if it is a non-resident that has an Indian source of income or has income received (whether accrued or otherwise) in India.

      Subject to the application of Indirect Transfer Provisions pertaining to transfer of shares of the Fund and income distribution by the Fund and the General Anti Avoidance Rules ("GAAR"), a shareholder of the Fund should not be subject to taxation in India unless the shareholder of the Fund is a resident of India or, as a non-resident, has a source of income or received (whether accrued or otherwise) income in India.

      The Fund has applied to register in India as a Foreign Portfolio Investor ("FPI"). The income of the Fund from the sale or other transfer of securities will be classified as capital gains and will be subject to tax in India. If the securities sold or transferred are listed securities that have been held by the Fund for more than one year, the income will be classified as long term capital gains and would currently be exempt from capital gains tax provided the shares were sold on the stock exchange and subjected to the Securities Transaction Tax ("STT"). The aforesaid exemption from long term capital gains tax would be available with respect to shares acquired on or after October 1, 2004 only if on such acquisition STT was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issue, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified. It is proposed by the Finance Bill, 2018 to withdraw the long term capital gains exemption beginning April 1, 2018. Long term capital gains on the sale of listed shares in excess of INR 0.1 million are proposed to be taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long term capital gains accruing as of January 31, 2018 are proposed to be grandfathered. The new provisions, once enacted, will be effective April 1, 2018. If the securities sold or transferred are listed securities that have been held by the Fund for one year or less, the income will be classified as short term capital gains and will be taxable at a rate of 15% (plus applicable surcharge and cess) provided the securities are sold on the stock exchange and subject to STT. Where the sale of securities is not on the stock exchange and is not subject to STT, long term capital gains will be taxed at a rate of 10% (plus applicable surcharge and cess) and short term capital gains will be taxed at a rate of 30% (plus applicable surcharge and cess). Dividends received by the Fund from Indian companies will be exempt from tax in India.

      The income derived by the Fund from investment in Offshore Derivative Instruments should not be subject to tax in India under the provisions of the ITA subject to Indirect Transfer Provisions (defined below).

      An Indian tax resident is subject to taxation in India on its worldwide income. A person is not considered an Indian tax resident if control and management of its affairs is situated wholly outside India during the year. As the control and management of the Fund's affairs will be situated wholly outside India, the Fund expects that it will not be considered an Indian resident for tax purposes.

      Indian tax authorities have been examining claims of tax exemptions available under tax treaties, and they often challenge such claims for various reasons (for example, lack of substance in the relevant entity).

INDIRECT TRANSFER PROVISIONS

      The Indian Finance Act, 2012 introduced certain provisions ("Indirect Transfer Provisions") for the levy of capital gains tax on income arising through the transfer of shares/interest in a company/entity organized outside India which derives, directly or indirectly, its value substantially from the assets located in India. Redemption of shares by the Fund generally will be treated as transfer of shares by the shareholders.

      Gains arising on a transfer of shares of the Fund will be taxable in India under the ITA if the shares of the Fund, as the case may be, derive their value, directly or indirectly, substantially from assets located in India. In such a case, the payer would be required to withhold the applicable taxes.

      As per the amendments made by the Finance Act, 2015, applicable with effect from tax years beginning on or after April 1, 2015, the transfer of a share or interest in an offshore entity shall be taxable in India if on the specified date, the fair market value of Indian assets exceeds the amount of INR 100 million and represents at least 50% of the value of all the assets owned by such offshore entity. The Indirect Transfer Provisions would be subject to the rules prescribed by the government with respect to certain specific aspects. Further, specific exemptions are provided to small shareholders who do not hold the right of management or control of the Fund and do not own 5% or more of the voting power or shares or interest in the Fund and in cases of offshore mergers and demergers subject to certain conditions. The Indirect Transfer Provisions shall not apply to any asset or capital asset being investment held by non-resident shareholders, directly or indirectly, in a FPI registered as Category-I or Category-II with the Securities and Exchange Board of India.

SECURITIES TRANSACTION TAX

      The Fund will be liable to pay STT on purchase and sale of equity shares and units of a Business Trust, and on sale of units of equity oriented funds, where such transactions are entered on a recognized stock exchange in India, on the sale of options, on the sale of futures, on the sale of unlisted shares and units of a Business Trust under an offer for sale and on the sale of units of equity oriented funds to the mutual fund. The applicable rates of STT vary based on the type of transaction.

      STT is not allowable as a deduction in computation of capital gains.

GAAR

      General anti-avoidance rules ("GAAR") have been implemented in India with respect to income arising on or after April 1, 2017, and gains from investments made on or after this date are subject to GAAR. Under GAAR, the Indian tax authorities have been given the power to re-characterize or disregard any arrangement which qualifies as an "impermissible avoidance arrangement" ("IAA"). IAA means an arrangement whose main purpose is to obtain a "tax benefit" (e.g., a reduction or avoidance of tax that would be payable under the ITA) and involves any of the following elements: non arm's-length dealings, misuse or abuse of the provisions of the ITA, lack of commercial substance or non-bona fide purposes.

      If any arrangement is determined by the Indian tax authorities to be an IAA, any benefits from a tax perspective available under the ITA may be eliminated, which may have a material adverse effect on the Fund's business and financial conditions and results of operations.

FORM OF PROXY CARD
------------------


First Trust                             PROXY CARD
                                        ---------------------------------------
                                        SIGN, DATE AND VOTE ON THE REVERSE SIDE
                                        ---------------------------------------


YOUR VOTE IS IMPORTANT                  PROXY VOTING OPTIONS
NO MATTER HOW MANY SHARES
YOU OWN. PLEASE CAST YOUR               1. MAIL your signed and voted proxy back
PROXY VOTE TODAY!                          in the postage paid envelope provided

                                        2. ONLINE at PROXYONLINE.COM using your
                                           proxy control number found below

                                        3. By PHONE when you dial toll-free
                                           1-888-227-9349 to reach an automated
                                           touchtone voting line

                                        4. By PHONE with a live operator when
                                           you call toll-free 1-800-284-1755
                                           Monday through Friday 9 a.m. to 10
                                           p.m. Eastern time

                                        CONTROL
PLEASE CAST YOUR PROXY VOTE TODAY!      NUMBER



                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

                   FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)

    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 5, 2018


The undersigned holder of shares of the First Trust Taiwan AlphaDEX(R) Fund (the "Fund"), a series of First Trust Exchange-Traded AlphaDEX(R) Fund II, a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Donald P. Swade and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on March 5, 2018, at 12:00 noon Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated February 7, 2018, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE FUND'S PROPOSAL SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND THE PROPOSAL FOR THE FUND (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF TRUSTEES' RECOMMENDATION.

DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-800-284-1755. REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU Monday through Friday 9 a.m. to 10 p.m. Eastern Time. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 5, 2018. The proxy statement of the Fund is available at:
www.proxyonline.com/docs/firsttrusttaiwanalphadexfund2018.pdf


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FIRST TRUST TAIWAN ALPHADEX(R) FUND                                   PROXY CARD


YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Fund. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


------------------------------------------------------
SIGNATURE (AND TITLE IF APPLICABLE)         DATE


------------------------------------------------------
SIGNATURE (IF HELD JOINTLY)                 DATE

--------------------------------------------------------------------------------



      IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

 THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE
                   VOTED "FOR" THE PROPOSAL SET FORTH BELOW.

   TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [ ]

            THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S
                           PROPOSAL SET FORTH BELOW.


1.  To approve changing the Fund's                    FOR    AGAINST    ABSTAIN
    investment objective from one that                [ ]      [ ]        [ ]
    "seeks investment results that
    correspond generally to the price and
    yield (before the Fund's fees and
    expenses) of an equity index called the
    NASDAQ AlphaDEX(R) Taiwan Index" to one
    that "seeks investment results that
    correspond generally to the price and
    yield (before the Fund's fees and
    expenses) of an equity index called the
    NIFTY 50 Equal Weight Index."



                              THANK YOU FOR VOTING